UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 9, 2006

LOGICVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

          On February 9, 2006, LogicVision, Inc. (the “Company”) entered into a Third Amendment to Second Amended and Restated Loan Agreement (the “Third Amendment”) with Comerica Bank, amending its loan agreement with Comerica Bank to extend the maturity date under the loan agreement to February 28, 2007 and to modify the limits on credit extensions available to the Company under the loan agreement. The Third Amendment also modifies certain operating and reporting covenants. The foregoing summary description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is attached as Exhibit 10.10.5 hereto and incorporated herein by reference.

Item 8.01.  Other Events.

          The Company’s 2006 Annual Meeting will be held on Thursday, May 11, 2006, at 9:00 a.m. at the Company’s executive offices at 25 Metro Drive, Third Floor, San Jose, California.  A stockholder proposal not included in the proxy statement for the Company’s 2006 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws.  To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of such meeting.  However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided such public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.   For the Company’s 2006 Annual Meeting of Stockholders, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions no later than March 13, 2006.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	10.10.5	Third Amendment to Second Amended and Restated Loan Agreement, dated February 9, 2006, by and between Comerica Bank and the Company.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2006

LOGICVISION, INC.

By	/s/ Bruce M. Jaffe

Bruce M. Jaffe
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.10.5	Third Amendment to Second Amended and Restated Loan Agreement, dated February 9, 2006, by and between Comerica Bank and the Company.

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